Preferred Apartment Communities, Inc. Provides Rent Collection Update

Atlanta, GA, October 13, 2020

Preferred Apartment Communities, Inc. (NYSE: APTS) ("PAC" or the "Company") today provided cash rental collections1 activity for August and September 2020, as well as updates as of October 9, 2020 for the months of April, May, June and July:

MULTIFAMILY

100%
0%
99%
99%
99%
99%
99%
98%
April
May
June
July
Aug
Sept
Collections

STUDENT HOUSING

100%
0%
98%
97%
97%
97%
99%
99%
April
May
June
July
Aug
Sept
Collections

GROCERY ANCHORED RETAIL

100%
0%
91%
89%
91%
94%
94%
95%
April
May
June
July
Aug
Sept
Collections

OFFICE

100%
0%
99%
97%
98%
99%
100%
99%
April
May
June
July
Aug
Sept
Collections

[1] Unadjusted for rent deferrals

"We believe this update, especially when seen in conjunction with our consistent and positive trend for the past six months, supports the view that our well-positioned Sunbelt portfolio continues to perform. We are also pleased with the continued positive results and trend in our grocery-anchored retail portfolio and our ability to collect rent for prior months as we move forward," said Joel Murphy, President and Chief Executive Officer.

More complete details about these monthly collections and other business updates are included in a presentation on our website here: https://www.flipsnack.com/pacapts/september-apts-business-update-aug-sept-final/full-view.html.

Additional information on how the Company is striving to protect and support our tenants, associates and local work force in connection with the COVID-19 pandemic can be found at https://pacapts.com/covid19/.

About Preferred Apartment Communities, Inc.
Preferred Apartment Communities, Inc. (NYSE: APTS) is a real estate investment trust engaged primarily in the ownership and operation of Class A multifamily properties, with select investments in grocery anchored shopping centers, Class A office buildings, and student housing properties. Preferred Apartment Communities’ investment objective is to generate attractive, stable returns for stockholders by investing in income-producing properties and acquiring or originating real estate loans. As of June 30, 2020, we owned or were invested in 125 properties in 15 states, predominantly in the Southeast region of the United States. Learn more at www.pacapts.com.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of forward-looking terminology such as "may," "trend," "will," "expects," "plans," "estimates," "anticipates," "projects," "intends," "believes," "goals," "objectives," "outlook" and similar expressions. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, (a) the impact of the coronavirus (COVID-19) pandemic on PAC’s business operations and the economic conditions in the markets in which PAC operates; (b) PAC’s ability to mitigate the impacts arising from COVID-19 and (c) those disclosed in PAC's filings with the Securities and Exchange Commission. PAC undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Additional Information

The SEC has declared effective the registration statement (including prospectus) filed by the Company for each of the offerings to which this communication may relate. Before you invest, you should read the final prospectus, and any prospectus supplements, forming a part of the registration statement and other documents the Company has filed with the SEC for more complete information about the Company and the offering to which this communication may relate. In particular, you should carefully read the risk factors described in the final prospectus and in any related prospectus supplement and in the documents incorporated by reference in the final prospectus and any related prospectus supplement to which this communication may relate. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company or its dealer manager, Preferred Capital Securities, LLC, with respect to PAC's Series A1/M1 Redeemable Preferred Stock Offering, will arrange to send you a prospectus if you request it by calling John A. Isakson at (770) 818-4109, 3284 Northside Parkway NW, Suite 150, Atlanta, Georgia 30327.

The Series A1/M1 Redeemable Preferred Stock Offering prospectus, dated October 22, 2019, can be accessed through the following link:

https://www.sec.gov/Archives/edgar/data/1481832/000148183219000097/a424b5-2019seriesamshares.htm

SOURCE: Preferred Apartment Communities, Inc.

Preferred Apartment Communities, Inc.
John A. Isakson 770-818-4109
Chief Financial Officer
Email: jisakson@pacapts.com